MUNIHOLDINGS
MICHIGAN  INSURED
FUND, INC.



FUND LOGO



Annual Report

September 30, 1999


This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Michigan Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniHoldings Michigan
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MUNIHOLDINGS MICHIGAN INSURED FUND, INC.


The Benefits and
Risks of
Leveraging

MuniHoldings Michigan Insured Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniHoldings Michigan Insured Fund, Inc., September 30, 1999


DEAR SHAREHOLDER


Since inception (January 29, 1999) through September 30, 1999, the Common Stock of MuniHoldings Michigan Insured Fund, Inc. earned $0.514 per share income dividends, which included earned and unpaid dividends of $0.065. This represents a net annualized yield of 5.97%, based on a month-end net asset value of $12.83 per share. During the same period, the total investment return on the Fund's Common Stock was -11.53%, based on a change in per share net asset value from $15.00 to $12.83, and assuming reinvestment of $0.449 per share income dividends.

For the six-month period ended September 30, 1999, the Fund's
Auction Market Preferred Stock had an average yield of 3.24%.


The Municipal Market Environment
The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended September 30, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.25% by mid-August before improving somewhat to 6.05% by September 30, 1999. During the period, yields on 30-year US Treasury bonds increased over 40 basis points (0.40%).

Long-term tax-exempt bond yields also rose during the six months ended September 30, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose over 65 basis points to 5.96% by September 30, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $113 billion in long-term municipal bonds was issued, a decline of over 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 15% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical to taxable US Treasury securities. At September 30, 1999, long-term uninsured municipal revenue bond yields were almost 99% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term municipal bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. Y2K considerations may prohibit a series of Federal Reserve Board moves at the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


In Conclusion
On September 23, 1999, MuniHoldings Michigan Insured Fund, Inc.'s Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniYield Michigan Insured Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund and MuniVest Michigan Insured Fund, Inc. in exchange for newly issued shares of MuniYield Michigan Insured Fund, Inc. These Funds are registered, non-diversified, closed-end management investment companies. All three entities have similar investment objectives and are managed by Fund Asset Management, L.P.

We appreciate your investment in MuniHoldings Michigan Insured Fund,
Inc.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Fred K. Stuebe)
Fred K. Stuebe
Vice President and
Portfolio Manager


October 26, 1999






MuniHoldings Michigan Insured Fund, Inc., September 30, 1999

SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
                   S&P       Moody's    Face                                                                         Value
STATE            Ratings     Ratings   Amount  Issue                                                               (Note 1a)
Michigan--101.3%   AAA        Aaa     $1,210   Big Rapids, Michigan, Public Schools District, GO,
                                               Refunding, 5% due 5/01/2019 (d)                                    $    1,094

                   AAA        Aaa      4,680   Brighton, Michigan, Area School District, GO, Refunding,
                                               5% due 5/01/2006 (d)                                                    4,735

                   AAA        Aaa      1,000   Cedar Springs, Michigan, Public School District, GO,
                                               Refunding, 5% due 5/01/2017 (d)                                           916

                                               Central Michigan University, Revenue Refunding Bonds (c):
                   AAA        Aaa      3,000      5% due 10/01/2023                                                    2,659
                   AAA        Aaa      2,500      5% due 10/01/2027                                                    2,187

                   AAA        Aaa      4,795   Clarkston, Michigan, Community Schools, GO, 5.25%
                                               due 5/01/2023 (b)                                                       4,447

                   AAA        Aaa      1,765   Decatur, Michigan, Public Schools, Van Burn--Cass Counties,
                                               GO, 5% due 5/01/2024 (d)                                                1,560

                   AAA        Aaa      3,500   Detroit, Michigan, City School District, GO, Series B, 5%
                                               due 5/01/2021 (c)                                                       3,130

                   AAA        Aaa      4,000   Detroit, Michigan, Sewage Disposal Revenue Bonds, Series A,
                                               5% due 7/01/2022 (b)                                                    3,570

                                               Fenton, Michigan, Area Public Schools, GO (c):
                   AAA        Aaa      2,000      5% due 5/01/2021                                                     1,789
                   AAA        Aaa      2,500      5% due 5/01/2024                                                     2,210

                                               Ferris State University, Michigan, Revenue Refunding Bonds (a):
                   AAA        Aaa      2,000      5% due 10/01/2023                                                    1,773
                   AAA        Aaa      2,000      5% due 10/01/2028                                                    1,746

                   AAA        Aaa      2,500   Grand Traverse County, Michigan, Hospital Revenue Refunding
                                               Bonds (Munson Healthcare), Series A, 5.50% due 7/01/2018 (a)            2,409

                   NR*        Aaa      3,000   Holt, Michigan, Public Schools, GO, Refunding, 5.125%
                                               due 5/01/2021 (b)                                                       2,739

                   AAA        Aaa      1,080   Kalamazoo, Michigan, Building Authority Revenue Bonds,
                                               5.375% due 10/01/2019 (b)                                               1,032

                                               Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                               Facility Revenue Refunding Bonds (Bronson Methodist Hospital) (b):
                   NR*        Aaa      1,000      5.50% due 5/15/2013                                                  1,000
                   NR*        Aaa      2,000      RIB, Series 138, 6.86% due 5/15/2028 (f)                             1,785

                   AAA        Aaa      1,000   Kent County, Michigan, Airport Facility Revenue Bonds
                                               (Kent County International Airport), AMT, 5% due 1/01/2028 (b)            861

                   AAA        NR*      2,500   Michigan Higher Education Student Loan Authority Revenue
                                               Bonds, Student Loan, AMT, Series XVII-B, 5.40% due 6/01/2018 (a)        2,351

                   AAA        Aaa      3,500   Michigan State, HDA, Rental Housing Revenue Bonds, Series B,
                                               5.10% due 10/01/2019 (b)                                                3,220

                   AAA        Aaa      1,000   Michigan State Hospital Finance Authority Revenue Bonds
                                               (Charity Obligation), Series A, 5.125% due 11/01/2029 (b)                 881

                                               Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
                   AAA        Aaa      5,000      (Detroit Medical Group), Series A, 5.25% due 8/15/2027 (a)           4,526
                   NR*        VMIG1++  3,000      (Mount Clemens Hospital), VRDN, 3.70% due 8/15/2015 (e)              3,000
                   AAA        Aaa      2,500      (Oakwood Obligation Group), Series A, 5% due 8/15/2026 (d)           2,174

                   AAA        Aaa      2,000   Michigan State Housing Representatives, COP, 5.50%
                                               due 8/15/2015 (a)                                                       1,977

                   AAA        Aaa      5,000   Michigan State Strategic Fund, Limited Obligation, Revenue
                                               Refunding Bonds (Detroit Edison Company), AMT, Series A,
                                               5.55% due 9/01/2029 (b)                                                 4,715

                   AAA        Aaa      2,800   Michigan State Trunk Line, Revenue Refunding Bonds, Series A,
                                               5% due 11/01/2026 (b)                                                   2,454

                   AAA        Aaa      2,435   Michigan State University Revenue Bonds, Series A, 5% due
                                               2/15/2026 (a)                                                           2,144

                   AAA        Aaa      1,000   Muskegon Heights, Michigan, Public Schools, GO, 5% due
                                               5/01/2029 (b)                                                             872

                   AAA        Aaa      1,000   Northern Michigan University, Revenue Refunding Bonds,
                                               5% due 12/01/2025 (b)                                                     880

                   AAA        Aaa      4,000   Rockford, Michigan, Public Schools, GO, 5.25% due
                                               5/01/2022 (c)                                                           3,720

                   AAA        Aaa      1,160   Royal Oak, Michigan, Hospital Finance Authority, Hospital
                                               Revenue Refunding Bonds (William Beaumont Hospital),
                                               Series I, 5.50% due 1/01/2018 (b)                                       1,129

                   AAA        Aaa      2,500   Saginaw, Michigan, Hospital Finance Authority, Revenue
                                               Refunding Bonds (Covenant Medical Center), Series E,
                                               5.625% due 7/01/2013 (b)                                                2,517

                   AAA        Aaa      2,975   Tecumseh, Michigan, Public Schools, GO, 5% due 5/01/2021 (c)            2,660

                   A1+        VMIG1++    100   University of Michigan, University Revenue Bonds
                                               (Medical Service Plan), VRDN, Series A, 4% due 12/01/2027 (e)             100

                   NR*        Aaa      6,565   Wayne Charter County, Michigan, Airport Revenue Bonds,
                                               RIB, AMT, Series 68, 6.535% due 12/01/2017 (b)(f)                       5,847

                   AAA        Aaa      5,900   Wayne State University, Michigan, University Revenue
                                               Refunding Bonds, 5.125% due 11/15/2029 (c)                              5,268

                                               West Branch--Rose City, Michigan, GO (c):
                   AAA        Aaa      1,000      5.50% due 5/01/2017                                                    991
                   AAA        Aaa      1,405      5.50% due 5/01/2024                                                  1,364

                   AAA        Aaa      1,185   West Ottawa, Michigan, Public School District, GO,
                                               5.60% due 5/01/2021 (c)                                                 1,159

                   AAA        Aaa      3,000   Zeeland, Michigan, Public Schools, GO, 5.375%
                                               due 5/01/2025 (c)                                                       2,827

                   Total Investments (Cost--$106,387)--101.3%                                                         98,418

                   Liabilities in Excess of Other Assets--(1.3%)                                                      (1,262)
                                                                                                                   ---------
                   Net Assets--100.0%                                                                              $  97,156
                                                                                                                   =========

                (a)AMBAC Insured.
                (b)MBIA Insured.
                (c)FGIC Insured.
                (d)FSA Insured.
                (e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1999.
                (f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1999.
                  *Not Rated.
                 ++Highest short-term rating by Moody's Investors Service, Inc.
                Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                   See Notes to Financial Statements.


Portfolio Abbreviations


To simplify the listings of MuniHoldings Michigan Insured Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HDA      Housing Development Authority
RIB      Residual Interest Bonds
VRDN     Variable Rate Demand Notes


MuniHoldings Michigan Insured Fund, Inc., September 30, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of September 30, 1999
Assets:             Investments, at value (identified cost--$106,386,509)(Note 1a)                          $ 98,418,153
                    Cash                                                                                       1,249,400
                    Interest receivable                                                                        1,861,514
                    Prepaid expenses                                                                               6,972
                                                                                                            ------------
                    Total assets                                                                             101,536,039
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $  4,048,271
                      Dividends to shareholders (Note 1f)                                       112,644
                      Offering costs (Note 1e)                                                   99,336
                      Investment adviser (Note 2)                                                 2,944        4,263,195
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       116,730
                                                                                                            ------------
                    Total liabilities                                                                          4,379,925
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 97,156,114
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized)(Note 4):
                      Preferred Stock, par value $.10 per share (1,600 shares
                      of AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 40,000,000
                      Common Stock, par value $.10 per share (4,453,667 shares
                      issued and outstanding)                                              $    445,367
                    Paid-in capital in excess of par                                         65,710,786
                    Undistributed investment income--net                                        307,391
                    Accumulated realized capital losses on investments--net (Note 5)         (1,339,074)
                    Unrealized depreciation on investments--net                              (7,968,356)
                                                                                           ------------
                    Total--Equivalent to $12.83 net asset value per share of
                    Common Stock (market price--$11.8125)                                                     57,156,114
                                                                                                            ------------
                    Total capital                                                                           $ 97,156,114
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
For the Period January 29, 1999++ to September 30, 1999
Investment          Interest and amortization of premium and discount earned                                $  3,334,870
Income (Note 1d):
Expenses:           Investment advisory fees (Note 2)                                       $   356,546
                    Commission fees (Note 4)                                                     60,507
                    Professional fees                                                            28,256
                    Accounting services (Note 2)                                                 26,828
                    Directors' fees and expenses                                                 20,931
                    Transfer agent fees                                                          19,041
                    Listing fees                                                                 10,477
                    Printing and shareholder reports                                              8,171
                    Custodian fees                                                                6,013
                    Pricing fees                                                                  4,403
                    Other                                                                         6,501
                    Total expenses before reimbursement                                         547,674
                                                                                           ------------
                    Reimbursement of expenses (Note 2)                                         (296,407)
                                                                                           ------------
                    Total expenses after reimbursement                                                           251,267
                                                                                                            ------------
                    Investment income--net                                                                     3,083,603
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,339,074)
Unrealized          Unrealized depreciation on investments--net                                               (7,968,356)
Loss on                                                                                                     ------------
Investments--Net    Net Decrease in Net Assets Resulting from Operations                                    $ (6,223,827)
(Notes 1b, 1d & 3):                                                                                         ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


MuniHoldings Michigan Insured Fund, Inc., September 30, 1999


STATEMENT OF CHANGES IN NET ASSETS
                                                                                                           For the Period
                                                                                                    January 29, 1999++ to
                    Increase (Decrease) in Net Assets:                                                 September 30, 1999
Operations:         Investment income--net                                                                 $   3,083,603
                    Realized loss on investments--net                                                         (1,339,074)
                    Unrealized depreciation on investments--net                                               (7,968,356)
                                                                                                            ------------
                    Net decrease in net assets resulting from operations                                      (6,223,827)
                                                                                                            ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                                            (1,999,407)
(Note 1f):            Preferred Stock                                                                           (776,805)
                                                                                                            ------------
                    Net decrease in net assets resulting from dividends to shareholders                       (2,776,212)
                                                                                                            ------------

Capital Stock       Proceeds from issuance of Common Stock                                                    66,705,000
Transactions        Proceeds from issuance of Preferred Stock                                                 40,000,000
(Notes 1e & 4):     Offering costs resulting from the issuance of Common Stock                                  (208,732)
                    Offering and underwriting costs resulting from the issuance of Preferred Stock              (440,120)
                                                                                                            ------------
                    Net increase in net assets derived from capital stock transactions                       106,056,148
                                                                                                            ------------

Net Assets:         Total increase in net assets                                                              97,056,109
                    Beginning of period                                                                          100,005
                                                                                                            ------------
                    End of period*                                                                          $ 97,156,114
                                                                                                            ============

                   *Undistributed investment income--net                                                    $    307,391
                                                                                                            ============
                  ++Commencement of operations.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                                For the Period
                                                                                                       January 29, 1999++ to
                    Increase (Decrease) in Net Asset Value:                                            September 30, 1999
Per Share           Net asset value, beginning of period                                                    $      15.00
Operating                                                                                                   ------------
Performance:        Investment income--net                                                                           .69
                    Realized and unrealized loss on investments--net                                               (2.09)
                                                                                                            ------------
                    Total from investment operations                                                               (1.40)
                                                                                                            ------------
                    Less dividends to Common Stock shareholders:
                      Investment income--net                                                                        (.45)
                                                                                                            ------------
                    Capital charge resulting from issuance of Common Stock                                          (.05)
                                                                                                            ------------
                    Effect of Preferred Stock activity:++++
                      Dividends to Preferred Stock shareholders:
                        Investment income--net                                                                      (.17)
                        Capital charge resulting from issuance of Preferred Stock                                   (.10)
                                                                                                            ------------
                    Total effect of Preferred Stock activity                                                        (.27)
                                                                                                            ------------
                    Net asset value, end of period                                                          $      12.83
                                                                                                            ============
                    Market price per share, end of period                                                   $    11.8125
                                                                                                            ============

Total Investment    Based on market price per share                                                              (18.55%)+++
Return:**                                                                                                   ============
                    Based on net asset value per share                                                           (11.53%)+++
                                                                                                            ============

Ratios Based on     Total expenses, net of reimbursement***                                                         .62%*
Average                                                                                                     ============
Net Assets of       Total expenses***                                                                              1.35%*
Common Stock:                                                                                               ============
                    Total investment income--net***                                                                7.59%*
                                                                                                            ============
                    Amount of dividends to Preferred Stock shareholders                                            1.91%*
                                                                                                            ============
                    Investment income--net, to Common Stock shareholders                                           5.68%*
                                                                                                            ============

Ratios Based on     Total expenses, net of reimbursement                                                            .39%*
Total Average                                                                                               ============
Net                 Total expenses                                                                                  .84%*
Assets:++++++***                                                                                            ============
                    Total investment income--net                                                                   4.76%*
                                                                                                            ============

Ratios Based on     Dividends to Preferred Stock shareholders                                                      3.21%*
Average Net                                                                                                 ============
Assets of
Preferred Stocks:

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)                        $     57,156
Data:                                                                                                       ============
                    Preferred Stock outstanding, end of period (in thousands)                               $     40,000
                                                                                                            ============
                    Portfolio turnover                                                                            63.05%
                                                                                                            ============

Leverage:           Asset coverage per $1,000                                                               $      2,429
                                                                                                            ============

Dividends           Investment income--net                                                                  $        486
Per Share on                                                                                                ============
Preferred Stock
Outstanding:


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was issued on February 22, 1999.
              ++++++Includes Common and Preferred Stock average net assets.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




MuniHoldings Michigan Insured Fund, Inc., September 30, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. Prior to commencement of operations on January 29, 1999, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on January 13, 1999 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCG. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the sale of Preferred Stock. For the period January 29, 1999 to September 30, 1999, FAM earned fees of $356,546, of which $281,311 was voluntarily waived. FAM also reimbursed the Fund additional expenses of $15,096.

During the period January 29, 1999 to September 30, 1999, Merrill, Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $300,000 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period January 29, 1999 to September 30, 1999 were
$160,652,973 and $55,650,562, respectively.

Net realized gains (losses) for the period January 29, 1999 to September 30, 1999 and net unrealized losses as of September 30, 1999 were as follows:

                                    Realized
                                      Gains       Unrealized
                                     (Losses)       Losses

Long-term investments            $ (1,586,272)   $(7,968,356)
Financial futures contracts           247,198             --
                                 ------------    -----------
Total                            $ (1,339,074)   $(7,968,356)
                                 ============    ===========

As of September 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $7,968,356, of which $9,070 related to appreciated securities and $7,977,426 related to depreciated securities. The aggregate cost of investments at September 30, 1999 for Federal income tax purposes was $106,386,509.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the period January 29, 1999 to September 30, 1999 increased by 4,447,000 from shares sold.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at September 30, 1999 was 3.50%.

In connection with the offering of AMPS, the Board of Directors reclassified 1,600 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period January 29, 1999 to September 30, 1999 increased by 1,600 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the period January 29, 1999 to September 30, 1999, MLPF&S, an affiliate of FAM, earned $49,109 as commissions.


5. Capital Loss Carryforward:
At September 30, 1999, the Fund had a net capital loss carryforward of approximately $1,339,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


6. Reorganization Plan:
On September 23, 1999, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, where MuniYield Michigan Insured Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund and MuniVest Michigan Insured Fund, Inc. in exchange for newly issued shares of MuniYield Michigan Insured Fund, Inc. These Funds are registered, non-diversified, closed-end management investment companies. All three entities have similar investment objectives and are managed by FAM.


7. Subsequent Event:
On October 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065000 per share, payable on October 28, 1999 to shareholders of record as of October 22, 1999.




MuniHoldings Michigan Insured Fund, Inc., September 30, 1999

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniHoldings Michigan Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings Michigan Insured Fund, Inc., as of September 30, 1999, the related statements of operations and changes in net assets, and the financial highlights for the period January 29, 1999 (commencement of operations) to September 30, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and the financial high-lights present fairly, in all material respects, the financial position of MuniHoldings Michigan Insured Fund, Inc. as of September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the period January 29, 1999 (commencement of operations) to September 30, 1999 in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
November 12, 1999
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniHoldings Michigan Insured Fund, Inc. during its taxable year ended September 30, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of September 30,
1999 were as follows:
                                          Percent of
S&P Rating/Moody's Rating                 Net Assets

AAA/Aaa                                      98.1%
Other++                                       3.2

[FN]
++Temporary investments in short-term municipal securities.


MuniHoldings Michigan Insured Fund, Inc., September 30, 1999


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol
MCG